                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT: DECEMBER 4, 2002            COMMISSION FILE NO. 1-12785
(DATE OF EARLIEST EVENT REPORTED: DECEMBER 3, 2002)


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                             31-1486870
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)
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ITEM 5. OTHER EVENTS.

        On December 3, 2002, Moody's Investors Services (Moody's) announced the lowering of their debt ratings on Nationwide Financial Services, Inc.'s
        (NFS) senior debt to A3 from A2 and confirmed the Aa3 insurance financial strength ratings of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Moody's also upgraded the insurance financial strength ratings of Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (collectively, Nationwide Provident) to Aa3 from A2. This rating action concludes the review for possible upgrade that was initiated for Nationwide Provident on August 8, 2001. The outlook for all of the group's ratings is now stable. The accompanying exhibit provides summary of all ratings actions taken by Moody's.

        Moody's stated that the downgrade of the debt ratings of NFS primarily reflects the reduced ownership by its majority owner, Nationwide Corporation, which is majority owned by Nationwide Mutual Insurance Company (Nationwide Mutual) from 80% to 63% as a result of the use of NFS stock to purchase Nationwide Provident. This reduction in ownership causes the NFS ratings to be viewed analytically on a more stand-alone basis. However, Moody's noted that there continues to be important aspects of integration between Nationwide Mutual and NFS, with respect to branding and management.

        Moody's also said that the acquisition of Nationwide Provident increases the group's presence in the affluent and business markets for life and annuity products, broadens its distribution to include Nationwide Provident's career sales force, adds to scale and cost efficiencies, and improves earnings diversification at the NFS level. They also noted that the upgrade of Nationwide Provident's insurance financial strength to Aa3 reflects its established position in the variable life insurance market, and its new position as a subsidiary of NFS, and the expected continued ownership and support of NFS.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            Exhibit 99.1 Summary of Ratings Actions taken by Moody's on December 3, 2002.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NATIONWIDE FINANCIAL SERVICES, INC.
                                 -----------------------------------
                                 (Registrant)


Date: December 4, 2002           /s/ Mark R. Thresher
                                 -----------------------------------------------
                                 Mark R. Thresher
                                 Senior Vice President - Chief Financial Officer